Small Cap Growth Fund
of North American Funds
286 Congress Street
Boston, MA  02210

PROXY

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

         The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori
L. Gabert, Alice T. Kane and Todd Spillane, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Small Cap Growth Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy.______.com.

                                (Continued and to be signed on the reverse side)

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---


1. To approve or disapprove a new investment advisory agreement          FOR [ ]      AGAINST [ ]    ABSTAIN [ ]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of
which are the same in all material respects as the previous
investment advisory agreement with AGAM.

2.  To approve or disapprove the Agreement and Plan of                   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Style Select Series, Inc. on behalf of its
SunAmerica Small-Cap Growth Portfolio.

In their discretion, the named proxies may vote to transact such         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
other business as properly may come before the meeting or any            shares are held by joint tenants, both should
adjournment thereof.                                                     sign.  When signing as attorney or as executor,
                                                                         administrator, trustee or guardian, or as a
                                                                         custodian for a minor, please give full title as
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING        such.  If a corporation, please sign in full
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                                  corporate name by president or other authorized
                                                                         officer.  If a partnership, please sign in
                                                                         partnership name by authorized persons.
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.              Dated:_________________________________

                                                                         X______________________________________
                                                                                          Signature

                                                                         X______________________________________
                                                                                  Signature, if held jointly

Mid Cap Value Fund
of North American Funds
286 Congress Street
Boston, MA 02210

PROXY

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

         The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori
L. Gabert, Alice T. Kane and Todd Spillane, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Mid Cap Value Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy.______.com.

                                (Continued and to be signed on the reverse side)

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---


1. To approve or disapprove a new investment advisory agreement                FOR [ ]      AGAINST  [ ]     ABSTAIN [ ]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous
investment advisory agreement with AGAM.

2.  To approve or disapprove the Agreement and Plan of                         FOR [ ]      AGAINST   [ ]    ABSTAIN [ ]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Style Select Series Inc. on the behalf of its
SunAmerica Multi-Cap Value Portfolio.

In their discretion, the named proxies may vote to transact such               PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
other business as properly may come before the meeting or any                  shares are held by joint tenants, both should
adjournment thereof.                                                           sign.  When signing as attorney or as executor,
                                                                               administrator, trustee or guardian, or as a
                                                                               custodian for a minor, please give full title as
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING              such.  If a corporation, please sign in full
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                                        corporate name by president or other authorized
                                                                               officer.  If a partnership, please sign in
                                                                               partnership name by authorized persons.
 PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                    Dated:_________________________________

                                                                               X______________________________________
                                                                                                Signature

                                                                               X______________________________________
                                                                                       Signature, if held jointly